TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Trade receivables:
Trade receivables	$ 229,975	$ 178,933
Allowance for doubtful debts	(10,138)	(13,870)	$ (9,036)
Trade receivables, net	219,837	165,063
Other receivables:
Prepaid expenses	14,425	13,110
Loan to third party	0	480
Institutions	1,281	1,050
Pledged deposits	3,036	2,647
Acquisition consideration adjustment	4,673	0
Other	0	949
Other receivables	$ 23,415	$ 18,236